Exhibit 99.1

Intapp announces $200 million stock repurchase program

PALO ALTO, Calif., February 3, 2026 – Intapp, Inc. (Nasdaq: INTA), a leading global provider of AI-powered solutions for professionals at advisory, capital markets, and legal firms, today announced that its Board of Directors authorized a common stock repurchase program of up to $200.0 million on January 29, 2026. This share repurchase program follows the $150.0 million share repurchase program previously authorized by the Board of Directors on August 7, 2025, which has been completed.

Under the repurchase program, Intapp may purchase shares of its common stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions or other means, including through Rule 10b5-1 trading plans or through the use of other techniques. The stock repurchase program does not have an expiration date. The timing and number of shares repurchased will depend on a variety of factors, including stock price, trading volume, and general business and market conditions. The repurchase program does not obligate Intapp to repurchase any of its common stock or to acquire a specified number of shares and may be modified, suspended or discontinued at any time at the company’s discretion.

Repurchases under this program will be funded from the company’s existing cash and cash equivalents or future cash flow.

Forward-Looking Statements

This press release contains express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding potential repurchases of our common stock under our stock repurchase program. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” “expand,” “outlook” or the negative of these terms, and similar expressions intended to identify forward-looking statements. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the statements, including: our ability to continue our growth at or near historical rates; our future financial performance and ability to be profitable; the effect of global events on the U.S. and global economies, our business, our employees, our results of operations, our financial condition, demand for our products, sales and implementation cycles, and the health of our clients’ and partners’ businesses; our ability to prevent and respond to data breaches, unauthorized access to client data or other disruptions of our solutions; our ability to effectively manage U.S. and global market and economic conditions, including inflationary pressures, economic and market downturns and volatility in the financial services industry, particularly adverse to our targeted industries; the effect on our customers of the imposition of additional tariffs, duties, or taxes, changes to existing trade agreements, and other charges or barriers to trade and any resulting impact to global stock markets, foreign currency exchange rates, and existing inflationary pressures; the length and variability of our sales cycle; our ability to attract and retain clients; our ability to attract and retain talent; our ability to compete in highly competitive markets, including AI products; our ability to manage the implementation of AI into our products and services and to comply with U.S. and global laws and regulations regarding AI; our ability to manage additional complexity, burdens, and volatility in connection with our international sales and operations; the successful assimilation or integration of the businesses, technologies, services, products, personnel or operations of acquired companies; our ability to incur indebtedness in the future and the effect of conditions in credit markets; the sufficiency of our cash and cash equivalents to meet our liquidity needs; and our ability to maintain, protect, and enhance our intellectual property rights. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any subsequent public filings. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

About Intapp

Intapp software helps professionals unlock their teams’ knowledge, relationships, and operational insights to increase value for their firms. Using the power of Applied AI, we make firm and market intelligence easy to find, understand, and use. With Intapp’s portfolio of vertical SaaS solutions, professionals can apply their collective expertise to make smarter decisions, manage risk, and increase competitive advantage. The world’s top firms – across accounting, consulting, investment banking, legal, private capital, and real assets – trust Intapp’s industry-specific platform and solutions to modernize and drive new growth.

Investor Contact

David Trone

Senior Vice President, Investor Relations

Intapp, Inc.

ir@intapp.com

Media Contact

Ali Robinson

Global Media Relations Director

Intapp, Inc.

press@intapp.com